                JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND

                    Portfolio Manager, Sandy R. Rufenacht

Performance Review

    For the fiscal year ended October 31, 1996 Janus Intermediate Government Securities Fund had a total return of 2.31%, versus a gain of 5.67% for the Lehman Brothers Intermediate Government Bond Index. All returns include reinvested dividends.

    The bond market was under pressure for much of the year, due to a volatile interest rate environment. The Fund did not respond appropriately to the swings in rates, and on the whole was positioned too conservatively, which caused it to underperform.

    We chose to keep the Fund's weighted average maturity relatively short, at
4.5 to 5 years. During the 12-month period, short-term yields were very competitive with longer-term yields--a situation known as a flat yield curve.

    The Fund currently holds a single, four-year Treasury issue, which in our opinion provides the best return given the Fund's limited asset base. We modeled many combinations of securities and came to the conclusion that, due to economies of scale, holding a single bond would provide the best total return. This strategy allowed us to lower capital risk, maximize our buying power, and offer a competitive yield.

    Subject to shareholder approval, we intend to liquidate Janus Intermediate Government Securities Fund on January 31, 1997. This marks the first time we have liquidated a fund at Janus, but the Intermediate Government Securities Fund's relatively narrow objective--100% of assets are invested in AAA-rated intermediate government issues--limited our ability to add value through active management and in-depth credit and business research.

    We appreciate your investment in Janus Intermediate Government Securities Fund.

Performance Overview
GRAPHIC
A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Intermediate Government Securities Fund and the Lehman Brothers Intermediate Government Bond Index. Janus Intermediate Government Securities Fund is represented by a solid blue line. The Lehman Brothers Intermediate Government Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 26, 1991, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Intermediate Government Securities Fund ($13,020) as compared to the Lehman Brothers Intermediate Government Bond Index ($15,280). There is a legend in the upper left quadrant of the graph which indicates Janus Intermediate Government Securities Fund's one-year,



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five-year and since inception (July 26, 1991) average annual total returns as
2.31%, 4.35% and 5.16%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.


       JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND OCTOBER 31, 1996

Principal Amount                            Market Value
_____________________________________________________________________________

U.S. Government Obligation - 98.2%
    $27,035,000 U.S. Treasury Note 5.75%,   $26,759,784
         due 10/31/00**
_____________________________________________________________________________
Total Investments
    (total cost $26,582,858) - 98.2%         26,759,784
_____________________________________________________________________________
Cash, Receivables and Other Assets,
    net of Liabilities -1.8%                    483,070
_____________________________________________________________________________
Net Assets - 100%                           $27,242.854
_____________________________________________________________________________
**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open future contracts.

_____________________________________________________________________________
Financial Futures - Short
    15 Contracts  U.S. Treasury - 5 year note,
                   expires December 1996,
                   principal amount $1,567,969
                   value $1,608,516,
                   cumulative depreciation       ($40,547)
_____________________________________________________________________________













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                           STATEMENT OF OPERATIONS

                                                                     Janus
                                                                 Intermediate
For the fiscal year ended October 31, 1996                        Government
(all numbers in thousands)                                     Securities Fund
______________________________________________________________________________
Investment Income:
    Interest:                                                           $2,126
______________________________________________________________________________
                                                                         2,126
______________________________________________________________________________
Expenses:
    Advisory fees                                                          178
    Transfer agent fees and expenses                                       131
    Registration fees                                                       26
    Postage and mailing expenses                                            31
    Custodian fees                                                           7
    Audit fees                                                               8
    Other expenses                                                          10
______________________________________________________________________________
Total Expenses                                                             391
______________________________________________________________________________
Expenses and fee offsets                                                   (4)
______________________________________________________________________________
Net expenses                                                               387
______________________________________________________________________________
Less: Excess expense reimbursement                                       (156)
______________________________________________________________________________
                                                                           231
______________________________________________________________________________
Net investment income                                                    1,895
______________________________________________________________________________
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions                    (414)
Net realized gain/(loss) from futures contracts                          (285)
Change in net unrealized appreciation or depreciation of investments     (508)
______________________________________________________________________________
Net gain/(loss) on investments                                         (1,207)
______________________________________________________________________________
Net increase/(decrease) in net assets resulting from operations       $    688
______________________________________________________________________________
______________________________________________________________________________










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                     STATEMENT OF ASSETS AND LIABILITIES

                                                                     Janus
                                                                  Intermediate
As of October 31, 1996                                             Government
(all numbers in thousands except net asset value per share)    Securities Fund
______________________________________________________________________________
Assets:
Investments at cost                                                    $26,583
______________________________________________________________________________
______________________________________________________________________________
Investments at value                                                   $26,760
Cash                                                                       606
Receivables:
    Fund shares sold                                                        11
    Interest                                                                 4
Other Assets                                                                 1
______________________________________________________________________________
    Total Assets                                                       $27,382
______________________________________________________________________________
Liabilities:
Payables:
    Fund shares repurchased                                                 65
    Dividends                                                                7
    Advisory fee                                                            33
    Transfer agent fee                                                      15
Accrued expenses                                                            17
Variation margin - futures contracts                                         2
______________________________________________________________________________
    Total Liabilities                                                      139
______________________________________________________________________________
Net Assets                                                             $27,243
    Shares Outstanding, $0.01 Par Value (unlimited shares
      authorized)                                                        5,644
______________________________________________________________________________
______________________________________________________________________________
Net Asset Value Per Share                                                $4.83
______________________________________________________________________________
______________________________________________________________________________
See Notes to Financial Statements

JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND OCTOBER 31, 1996 ANNUAL REPORT

                     STATEMENT OF CHANGES IN NET ASSETS

                                                                Janus
                                                              Intermediate
For the fiscal year ended October 31, 1996                     Government
(all numbers in thousands)                                   Securities Fund
_____________________________________________________________________________
                                                            1996        1995
_____________________________________________________________________________
Operations:
Net investment income                                      $ 1,895   $ 2,245
Net realized gain/(loss) from investment transactions         (699)     (118)
Change in unrealized net appreciation or depreciation of
  investments                                                 (508)    1,347
_____________________________________________________________________________
Net increase/(decrease) in net assets resulting from
  operations                                                   688     3,474
_____________________________________________________________________________
Dividends and Distributions to Shareholders:
Net investment income                                       (1,895)   (2,245)
Net realized gain from investment transactions                 --        --
_____________________________________________________________________________
Net decrease from dividends and distributions               (1,895)   (2,245)
_____________________________________________________________________________
Capital Share Transactions:
Shares sold                                                  14,010   15,220
Reinvested dividends and distributions                        1,725    2,015
Shares repurchased                                          (25,316) (17,150)
______________________________________________________________________________
Net Increase/(decrease) from capital share transactions      (9,581)      85
______________________________________________________________________________
Net increase/(decrease) in net assets                       (10,788)   1,314
Net Assets:
Beginning of period                                          38,031   36,717
______________________________________________________________________________
End of Period                                              $27,243   $38,031
______________________________________________________________________________
______________________________________________________________________________
Net Assets consist of:
Capital (par value and paid-in surplus)                    $31,819   $41,400
Undistributed net investment income                              3         3
Undistributed net realized gain/(loss) from investments     (4,715)   (4,017)
Unrealized appreciation/(depreciation) of investments          136       645
______________________________________________________________________________
                                                            27,243   $38,031
==============================================================================
Transactions in Fund Shares:
Shares sold                                                  2,862     3,132
Reinvested distributions                                       354       414
______________________________________________________________________________
Total                                                        3,216     3,546

Shares repurchased                                          (5,207)   (3,544)
______________________________________________________________________________
Net increase/(decrease)                                     (1,991)        2
______________________________________________________________________________
Shares outstanding beginning of period                       7,635     7,633
Shares outstanding ending of period                          5,644     7,635
______________________________________________________________________________
______________________________________________________________________________
Purchases and Sales of Investment Securities:
  (excluding Short-Term Securities)
Purchases of Long-Term U.S. Government Obligations         $208,109  $89,908
Proceeds from Sales of Long-Term U.S. Government
  Obligations                                               220,877  $90,221
______________________________________________________________________________
______________________________________________________________________________

See Notes to Financial Statements

JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND OCTOBER 31, 1996 ANNUAL REPORT


































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                            FINANCIAL HIGHLIGHTS

For a share outstanding
throughout the fiscal year   Janus Intermediate Government Securities Fund(1)
or period ended October 31   1996      1995      1994      1993      1992
______________________________________________________________________________
Net asset value, beginning of
  period                     $4.98     $4.81     $5.16     $5.36     $5.35
______________________________________________________________________________
Income from investment
  operations
Net investment income          .26       .30       .25       .22       .22
Net gains or (losses) on
  securities (both realized
  and unrealized)             (.15)      .17      (.35)     (.09)      .01
______________________________________________________________________________
Total from investment
  operations                   .11       .47      (.10)      .13       .23
______________________________________________________________________________
Less distributions
Dividends (from net
  investment income)          (.26)     (.30)     (.25)     (.22)     (.22)
Distributions (from capital
  gains)                       --        --        --       (.11)      --
______________________________________________________________________________
Total distributions           (.26)     (.30)     (.25)     (.33)     (.22)
______________________________________________________________________________
Net asset value, end of
  period                     $4.83     $4.98     $4.81     $5.16     $5.36
______________________________________________________________________________
______________________________________________________________________________
Total return*                 2.31%    10.19%    (1.89%)    2.68%     4.48%*
______________________________________________________________________________
______________________________________________________________________________
Net assets, end of period
  (in thousands)             $27,243   $38,031   $36,717   $64,784   $69,702
Average net assets for the
  period (in thousands)      $35,562   $35,962   $46,621   $67,972   $39,960
Ratio of gross expenses to
  average net assets**        0.66%(2)  0.65%(2)      NA        NA        NA
Ratio of net expenses to
  average net assets**        0.65%     0.65%     0.65%(2)  0.91%(2)  1.00%(2)
Ratio of net investment
  income to average net
  assets**                    5.33%     6.24%     4.97%     4.27%     4.95%
Portfolio turnover rate**      602%      252%      304%      371%      270%
______________________________________________________________________________

(1)  Fiscal period from January 1, 1992 to October 31, 1992




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

(2)  The ratio was 1.10% in 1996, 1.22% in 1995, 1.15% in 1994, 1.09% in 1993
     and 1.32% in 1992 before voluntary waiver of certain fees incurred by the Fund.
*    Total return not annualized for periods of less than one year
**   Annualized for periods less than one year
NA-  Disclosure not required for prior periods


                        NOTES TO FINANCIAL STATEMENTS

    The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies

    Janus Investment Fund (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as a no-load, open-end management investment company. Janus Intermediate Government Securities Fund (the Fund) is a series of the Trust.

    The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation

    Securities are valued at the closing price for securities traded on a principal exchange and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Fund are valued at amortized cost, which approximates market value. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income

    Investment transactions are accounted for as of the date purchased or sold. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Futures Contracts

    The Fund may enter into "futures contracts" and "options" on securities and financial indices; forward contracts; and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Dividend Distributions and Expenses

    Dividends are declared daily and distributed monthly. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes

     The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Agreement and
   Other Transactions with Affiliates

    The advisory agreement with the Fund spells out the expenses that the Fund must pay.

                        Average Daily Net       Annual Rate      Expense Limit
Fee Schedule            Assets of Fund          Percentage (%)  Percentage (%)
______________________________________________________________________________
Janus Intermediate      First $300 Million          .50                .65*
Government Securities
  Fund                  Over $300 Million           .40
______________________________________________________________________________
* Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

    Janus Capital will reduce advisory fees to the extent that the Fund's normal operating expenses (exclusive of brokerage commissions, interest and taxes) exceed the most restrictive state limitation, which is believed by the Funds to be 2.50% of the first $30 million, 2% of the next $70 million and 1.50% of the balance of the Fund's average net assets for a fiscal year.

    Janus Service Corporation (Janus Service), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from the Fund for transfer agent services plus reimbursement of certain out of pocket expenses.

    Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

    DST Systems Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund through Janus Capital and Janus Service. Fees paid to DST for the period ended October 31, 1996 are noted below.

DST Fees
______________________________________________________________________________
Janus Intermediate Government Securities Fund                          $45,846
______________________________________________________________________________

3. Federal Income Tax

    Net capital loss carryovers noted below as of October 31, 1996, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2001, and October 31, 2004. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1996, are as follows:

                         at October 31, 1996  at October 31, 1996
                         __________________________________________________
                         Net                                        Net Appre-
                         Capital    Federal   Unrealized Unrealized ciation/
                         Loss       Tax       Appre-     (Deprecia- (Deprecia-
                         Carryovers Cost      ciation    tion)      tion)
______________________________________________________________________________
Janus
  Intermediate
  Government
  Securities
  Fund                  ($4,727,063)$26,611,827 $147,957   --        $147,957
______________________________________________________________________________


                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Intermediate Government Securities Fund (one of the portfolios constituting the Janus Investment Fund, the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                  Price Waterhouse LLP

                                  /s/ Price Waterhouse LLP
                                  Denver, Colorado
                                  December 2, 1996




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JANUS INTERMEDIATE GOVERNMENT SECURITIES FUND OCTOBER 31, 1996 ANNUAL REPORT




















































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